SCHEDULE 14A INFORMATION


               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

 Filed by Registrant:         <checked-box>
 Filed by a Party other than the Registrant: <square>

 Check the appropriate box:

 <square> Preliminary Proxy Statement
 <checked-box> Definitive Proxy Statement
 <square> Definitive Additional Materials
   <square>   Soliciting  Materials  Pursuant  to  <section>  240.14a-11(c)  or
      <section>240.14a-12

                            CAIRN ENERGY USA, INC.
               (Name of Registrant as Specified in Its Charter)

                            CAIRN ENERGY USA, INC.
                  (Name of Person(s) Filing Proxy Statement)

 Payment of Filing Fee (Check the appropriate box):

 <checked-box>  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-
      6(j)(2).
 <square> $500 per  each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3).
 <square> Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
      11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:{1}

      4)    Proposed maximum aggregate value of transaction:

 {1} Set forth amount on which the filing is calculated and state how it was determined.

 <square> Check box if any part of the fee is offset  as  provided  by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
      2)    Form, Schedule or Registration Statement No.:
      3)    Filing Party:
      4)    Date Filed:

 DCC14151 15467/1

                             CAIRN ENERGY USA, INC.
                         8235 DOUGLAS AVE., SUITE 1221
                              DALLAS, TEXAS  75225

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 22, 1996

 To the Stockholders of Cairn Energy USA, Inc.:

     NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting (the "Annual Meeting") of Stockholders of Cairn Energy USA, Inc. (the "Company") will be held at the offices of Jenkens & Gilchrist, a Professional Corporation, 1445 Ross Avenue,
  29th Floor, Dallas, Texas in the Henry Gilchrist Conference and Training Center on the 22nd day of May, 1996, at 10:00 a.m. (local time) for the following purposes:

           1. To elect eight (8) directors to hold office until the next annual election of directors by stockholders or until their respective successors shall have been duly elected and shall have qualified;

           2. To amend the Company's 1993 Stock Option Plan, as amended, to increase the number of shares reserved for issuance upon exercise of options granted pursuant to the 1993 Stock Option Plan;

           3. To amend the Company's 1993 Stock Option Plan, as amended, to amend certain provisions regarding the exercisability of options;

           4. To amend the Company's 1993 Directors Stock Option Plan, as amended, to increase the number of shares reserved for issuance upon exercise of options granted pursuant to the 1993 Directors Stock Option Plan; and

           5. To transact any and all other business that may properly come before the meeting or any adjournment(s) thereof.

     The board of directors has fixed the close of business on April 1, 1996, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the Record
  Date are entitled to notice of and to vote at such meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten days prior to the Annual Meeting.

     You are cordially invited to attend the meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed proxy card promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the meeting and should request a return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 SUSAN H. RADER
                                 SECRETARY
 DATED:  April 8, 1996

 DCC14151 15467/1

                             CAIRN ENERGY USA, INC.
                         8235 DOUGLAS AVE., SUITE 1221
                              DALLAS, TEXAS  75225
                          ___________________________

                                PROXY STATEMENT
                                    FOR
                       ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 22, 1996
                          ___________________________

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The accompanying proxy is solicited by the board of directors on behalf of Cairn Energy USA, Inc., a Delaware corporation (the "Company"), to be voted at the 1996 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on May 22, 1996, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the
  "Notice") and at any adjournment(s) thereof. WHEN PROXIES IN THE FORM OF THE ACCOMPANYING PROXY CARD ARE PROPERLY EXECUTED AND RECEIVED, THE SHARES REPRESENTED THEREBY WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE
  DIRECTIONS NOTED THEREON; IF NO DIRECTION IS INDICATED, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEE DIRECTORS, FOR THE AMENDMENTS OF THE CAIRN ENERGY USA, INC. 1993 STOCK OPTION PLAN, AS AMENDED, AND FOR THE AMENDMENT OF THE CAIRN ENERGY USA, INC. 1993 DIRECTORS STOCK OPTION PLAN, AS AMENDED.

     Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

     This proxy statement (the "Proxy Statement") and accompanying proxy card are being mailed on or about April 8, 1996. The Company's 1995 Annual Report to Stockholders is enclosed herewith but does not form any part of the materials for solicitation of proxies.

     Any stockholder of the Company giving a proxy in the form of the enclosed proxy card has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Ms. Susan H. Rader, Secretary, Cairn Energy USA, Inc., 8235 Douglas Avenue, Suite 1221, Dallas, Texas 75225; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph, telecopy, or through personal contact. Such officers and employees will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

     The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed proxy card, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company.

                           QUORUM AND VOTING

     The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on April 1, 1996 (the "Record Date"). On the Record Date, there were 17,558,216 shares of Common Stock issued and outstanding.

     Each share of Common Stock entitles the holder to one vote on all matters to be acted upon at the meeting. Neither the Company's Certificate of
 Incorporation nor its Bylaws provide for cumulative voting rights.

     The presence, in person or by proxy, of the holders of a majority of the stockholders' votes, entitled to be voted at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, a majority of the votes represented at the meeting, may adjourn the Annual Meeting from time to time without notice other than an announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the votes represented at the meeting is required for the election of each of the nominee directors, and the affirmative vote of the holders of a majority of the votes represented at the meeting is required for the approval of the amendments to the Cairn Energy USA, Inc. 1993 Stock Option Plan, as amended (the "1993 Stock Option Plan"), and the Cairn Energy USA, Inc. 1993 Directors Stock Option Plan, as amended (the "1993 Directors Plan").

     An automated system administered by the Company's transfer agent tabulates the votes. Abstentions are included in the determination of the number of shares present and voting and are counted as abstentions in tabulating the votes cast on nominations or proposals presented to stockholders. Broker nonvotes are not included in the determination of the number of shares present and voting or as a vote with respect to such nominations or proposals.

       PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Common Stock as of the Record Date by (i) each person known to the Company to own beneficially more than 5% of the outstanding Common Stock;
  (ii) each director and director nominee of the Company; (iii) the Company's chief executive officer and each executive officer of the Company who earned in excess of $100,000 in salary and bonus in 1995 (collectively, the "named Executive Officers"); and (iv) all directors, director nominees and executive officers of the Company as a group.

 DCC14151 15467/1

                                                                   COMMON STOCK
                                                                    Shares                    PERCENT OF CLASS
 NAME OF STOCKHOLDER OR GROUP                            Beneficially Owned{ (1)}        Beneficially Owned
 Phemus Corporation{ (2)}                                                     2,750,000       15.7%
 Mellon Bank Corporation{ (3)}                                                  982,000              5.6%
 John Hancock Advisors, Inc.{ (4)}                                              955,000              5.4%
 Michael R. Gilbert                                                        146,802{  (5)}             *
 J. Munro M. Sutherland                                                     79,171{  (6)}             *
 Robert P. Murphy                                                          107,616{  (7)}             *
 R. Daniel Robins                                                           22,000{  (8)}             *
 Jack O. Nutter, II                                                         35,000{  (9)}             *
 John C. Halsted                                                                      -               *
 William B.B. Gammell                                                                 -               *
 Michael E. McMahon                                                        10,000{  (10)}             *
 James M. Alexander                                                              10,000               *
 Thomas R. Hix                                                                        -               *
 All directors, director nominees and executive officers
 as a group/12 persons                                                    412,228{  (11)}           2.3%

 *      Less than 1%.

 {(1) }Unless otherwise indicated, each person or group has sole voting and investment power with respect to all such shares. Unless otherwise indicated, the number of shares and percentage of ownership of Common Stock for each of the named stockholders and all directors, director nominees and executive officers as a group assumes that shares of Common Stock that the stockholder or directors, director nominees and executive officers as a group may acquire within sixty days of the Record Date are outstanding.

 {(2) }The business address of Phemus Corporation is 600 Atlantic Avenue, Boston, Massachusetts 02210-2203.

 {(3) }Based on information provided in a Schedule 13G dated January 29, 1996 filed with the Securities and Exchange Commission. Includes shares owned by Mellon Corporation ("Mellon") and the following direct and indirect subsidiaries of Mellon: Mellon Bank, N.A. ("Mellon N.A.") and The Dreyfus Corporation ("Dreyfus"). As of the Record Date, (i) Mellon has sole voting power over 965,000 shares, shared voting power over 16,000 shares, sole dispositive power over 10,000 shares and shared dispositive power over 971,000, (ii) Mellon N.A. has sole voting power over 964,000 shares, sole dispositive power over 9,000 shares and shared dispositive power over 972,000 shares, and (iii) Dreyfus has sole voting power and shared dispositive power over 965,000 shares.
 {
 (4) }Based on information provided in a Scheduled 13G dated February 2, 1996 filed with the Securities and Exchange Commission. John Hancock Advisors, Inc. ("JHA") has sole voting and dispositive power over 955,000 shares. Through their parent or subsidiary relationship to JHA, the following entities are indirect beneficial owners of such shares: John Hancock Mutual Life Insurance Company, John Hancock Subsidiaries, Inc., John Hancock Asset Management and The Berkeley Financial Group.

 {(5) }Includes 141,667 shares issuable pursuant to the exercise of stock options exercisable within sixty days of the Record Date and 735 shares allocated to Mr. Gilbert's account under the Company's 401(k) Profit Sharing Plan.

 {(6) }Includes 63,667 shares issuable pursuant to the exercise of stock options exercisable within sixty days of the Record Date and 504 shares allocated to Mr. Sutherland's account under the Company's 401(k) Profit Sharing Plan.

 {(7) }Includes 105,834 shares issuable pursuant to the exercise of stock options exercisable within sixty days of the Record Date and 682 shares allocated to Mr. Murphy's account under the Company's 401(k) Profit Sharing Plan.

 {(8) }Includes 20,000 shares issuable pursuant to the exercise of stock options exercisable within sixty days of the Record Date.

 {(9) }Includes 30,000 shares issuable pursuant to the exercise of stock options exercisable within sixty days of the Record Date.

 {(10) }Consists of shares issuable pursuant to the exercise of stock options exercisable within sixty days of the Record Date.

 {(11) }Includes 300 shares of which an executive officer shares voting and dispositive power with her mother. Includes the 371,168 shares issuable pursuant to the exercise of stock options exercisable within sixty days of the Record Date that are referenced in footnotes (5),
        (6), (7), (8), (9) and (10) and the 1,921 shares allocated to executive officer accounts under the Company's 401(k) Profit Sharing Plan referenced in footnotes (5), (6) and (7).
                         ELECTION OF DIRECTORS
                             (Proposal 1)

     The Company's Bylaws provide that the number of directors constituting the board of directors shall be such a number as shall be determined from time to time by resolution of the board of directors. By resolution of the board of directors, the number of directors constituting the board of directors was increased from seven (7) to eight (8) effective as of the date of the Annual Meeting.

     The board of directors is currently comprised of Michael R. Gilbert, J. Munro M. Sutherland, Jack O. Nutter, II, R. Daniel Robins, John C. Halsted,
  William B. B. Gammell and Michael E. McMahon. Messrs. Gammell and McMahon have resigned as directors of the Company effective as of the date of the
  Annual Meeting. The board of directors have nominated James M. Alexander, Thomas R. Hix and Robert P. Murphy to fill the vacancies created by the resignations of Messrs. Gammell and McMahan and the increase in the number of directors.

 DIRECTORS AND NOMINEES

     Unless otherwise directed in the enclosed proxy card, the persons named in such proxy intend to nominate and to vote the shares represented by such proxy for the election of the following named nominees for the offices of directors of the Company to hold office until the next annual meeting of stockholders or until their respective successors shall have been duly elected and shall have qualified.

     Information regarding each director and nominee is set forth in the table and text below:

                                                                                      YEAR FIRST
                                                                                        ELECTED
                                                    Principal Occupation            Director         PRESENT POSITION(S)  with the
      NOMINEE                   AGE            and Business Address                                  Company
 Michael R. Gilbert               46       President and Chief Executive Officer         1992        President and Chief Executive
                                           Cairn Energy USA, Inc.                                    Officer and Director
                                           8235 Douglas Avenue
                                           Suite 1221
                                           Dallas, Texas  75225
 J. Munro M. Sutherland           41       Senior Vice President, Chief Financial        1993        Senior Vice President, Chief
                                           Officer and Treasurer                                     Financial Officer, Treasurer
                                           Cairn Energy USA, Inc.                                    and Director
                                           8235 Douglas Avenue
                                           Suite 1221
                                           Dallas, Texas  75225
 Jack O. Nutter, II               44       President                                     1987        Director
                                           Nutter & Harris
                                           927 Fifteenth Street, N.W.
                                           Washington, D.C. 20005
 R. Daniel Robins                 45       Vice President-Marketing                      1992        Director
                                           The Coastal Corporation
                                           Coastal Tower
                                           Nine Greenway Plaza
                                           Houston, Texas 77046
 John C. Halsted                  31       Vice President                                1994        Director
                                           Harvard Management Co.
                                           600 Atlantic Avenue
                                           Boston, Massachusetts 02210
 William B. B. Gammell            43       Managing Director                             1992        Director
                                           Cairn Energy PLC
                                           Cairn House
                                           61 Dublin Street
                                           Edinburgh EH3 6NL
                                           UNITED KINGDOM
 Michael E. McMahon               48       Managing Director                             1994        Director
                                           Lehman Brothers
                                           3 World Financial Center
                                           16th Floor
                                           New York, New York 10285
 James M. Alexander               44       President                                       -         -
                                           Alexander Consulting
                                           600 Travis Street
                                           Suite 6500
                                           Houston, Texas 77002
 Thomas R. Hix                    48       Senior  Vice  President  -  Finance and         -         -
                                           Chief Financial Officer
                                           Cooper Cameron Corporation
                                           515 Post Oak Blvd., Suite 1200
                                           Houston, Texas 77027
 Robert P. Murphy                 37       Vice President-Exploration                      -         Vice President-Exploration
                                           Cairn Energy USA, Inc.
                                           8235 Douglas Avenue, Suite 1221
                                           Dallas, Texas 75225

     MICHAEL R. GILBERT has served as the President, Chief Executive Officer and a Director of the Company since February 27, 1992. Mr. Gilbert was the
 President and a Director of Cairn Energy USA, Inc. ("Cairn USA"), an oil and gas exploration and development corporation, from Cairn USA's inception in
  March 1989 until it merged (the "Merger") into the Company. From 1982 to 1989, Mr. Gilbert served as Executive Vice President of Canyon Oil and Gas
  Company, an oil and gas acquisition company and a subsidiary of Slawson Companies, Inc., an oil and gas company ("Slawson").

     J. MUNRO M. SUTHERLAND has served as Senior Vice President, Chief Financial Officer and Treasurer of the Company since November 1993.
 Mr. Sutherland has been a director of the Company since June 1993. From 1988 to October 1993, Mr. Sutherland was the Finance Director of Cairn Energy PLC, formerly the Company's majority stockholder and an independent oil and gas exploration and production company ("Cairn PLC"). Mr. Sutherland is a Scottish Chartered Accountant.

     JACK O. NUTTER, II has served as a director of the Company since December 1987. Since 1991, Mr. Nutter has also served as President of Nutter & Harris, a governmental relations and business consulting firm. From 1988 to 1991,
  Mr. Nutter served as the Senior Vice President of The Jefferson Group, a government relations consulting firm. From 1981 to 1987, Mr. Nutter acted as general counsel for Slawson. From 1983 to 1986, Mr. Nutter also served as President of Canyon Oil & Gas Company, an oil and gas acquisition company and a subsidiary of Slawson.

     R. DANIEL ROBINS has been Vice President of Marketing of The Coastal Corporation, an integrated oil and gas company, since August 1994. From 1991 to August 1994, Mr. Robins was the President of Prairie States Oil & Gas, Inc., a natural gas marketing company. From 1986 to 1990, Mr. Robins served as Senior Vice President of Gas Supply for Enron Corporation, a gas purchasing and transportation company. Mr. Robins also serves as a paid gas marketing consultant to the Company and receives approximately ten percent (10%) of his annual compensation in consulting fees from the Company. Mr. Robins has served as a director of the Company since February 1992.

     JOHN C. HALSTED was elected as a director of the Company on October 10, 1994. Mr. Halsted has been an associate of the Harvard Private Capital Group since 1993. From 1991 to 1993, Mr. Halsted was an associate of Simmons & Company International, an investment banking firm. Mr. Halsted received an M.B.A. from Harvard University in 1991.

     WILLIAM B. B. GAMMELL has served as Managing Director of Cairn PLC since 1989. From 1986 to 1989, Mr. Gammell was a director of Cairn Energy Management Limited, an oil and gas management company. Mr. Gammell has served as a director of the Company since September 1992.

     MICHAEL E. MCMAHON was elected as a director of the Company on October 10, 1994. Mr. McMahon is a Managing Director with Lehman Brothers. From January
 1993  until  October  1994,  he was a partner with Harvard Management Company.
  Harvard Management Company is an affiliate of Phemus Corporation. From December 1989 through December 1992, Mr. McMahon was a Managing Director of Salomon Brothers. Mr. McMahon is also a director of Triton Energy Corporation and Tejas Power Corporation.

     JAMES ALEXANDER has been President of Alexander Consulting, Inc., an independent corporate advisor, since November 1995. From June 1995 to November 1995, Mr. Alexander served as President of Enron Global Power &
 Pipelines, L.L.C. From November 1994 to June 1995, Mr. Alexander served as Senior Vice President and Chief Financial Officer of Enron Global Power &
  Pipelines, L.L.C. From 1992 to 1994, Mr. Alexander served as President of Alexander Corporate Financial Consulting, Inc., an independent corporate advisor. From 1990 to 1992, Mr. Alexander served as a Managing Director of Howard, Weil, Labouisse, Friedrichs Inc. From 1986 to 1990, Mr. Alexander
  served as a Managing Director of Drexel Burnham Lambert Incorporated. Mr. Alexander is a director of Consolidated Graphics, Inc., a printing company.

     THOMAS R. HIX has been Senior Vice President-Finance and Chief Financial Officer of Cooper Cameron Corporation since January 1995. From 1993 to 1995 Mr. Hix was Senior Vice President of Finance, Treasurer and Chief Financial Office of The Western Company of North America. From 1986 to 1993, Mr. Hix
  was Executive Vice President and Chief Financial Officer of Oceaneering International and Executive Vice President in 1993. Previously, Mr. Hix was
  Controller and Vice President of Administration for the Western Oceanic Drilling unit of The Western Company of North America as well as an audit manager for Coopers & Lybrand.

     ROBERT P. MURPHY joined the Company in 1990 as an exploration geologist and became the Company's Vice President - Exploration in March 1993. From
  1984 to 1990, Mr. Murphy served as an exploration geologist for Enserch Exploration, an oil and gas company. Mr. Murphy holds a M.S. in geology from The University of Texas at Dallas.

     If elected as a director of the Company, each director will hold office until next year's annual meeting of stockholders, expected to be held in May 1997, or until his respective successor is elected and shall have qualified.

     The Company's board of directors does not expect that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such form of proxy for the election of such other person or persons as may be nominated or designated by the Company's board of directors. No nominee is related by blood, marriage, or adoption to another nominee or to any executive officer of the Company.

 BOARD COMMITTEES AND MEETINGS

     Standing  committees  of  the  Company's  board  of directors are an audit committee (the "Audit Committee") and compensation committee (the "Compensation Committee"). The Audit Committee met once in 1995. The
 Compensation Committee met two times in 1995 and took certain actions by unanimous written consent.

     The Audit Committee's principal responsibilities consist of (i) recommending the selection of independent auditors, (ii) reviewing the scope of the audit conducted by such auditors and the audit itself and (iii)
  reviewing the Company's internal audit activities and matters concerning financial reporting, accounting and audit procedures, and policies generally. Current members of the Audit Committee are Messrs. Nutter, Robins and Halsted.

     The Compensation Committee makes recommendations to the board of directors regarding compensation policies, including salaries, bonuses and other compensation and administers the Company's employee stock option plans and reviews and approves the granting of stock options. Current members of the Compensation Committee are Messrs. Nutter, Robins, McMahon and Gammell.

     The Company has no standing nominating committee.

     The board of directors held four regular or special meetings during 1995. Various matters were approved during the last fiscal year by unanimous written consent of the Company's board of directors. No director attended fewer than
  75% of the aggregate of (i) the total number of meetings of the Company's board of directors held during such person's term as a director and (ii) the total number of meetings held by all committees of the Company's board on which such director served.

 DIRECTOR COMPENSATION

     The members of the Company's board of directors and committees of the board of directors who were not employees of the Company received $2,000 per regular or special board meeting attended (other than telephonic meetings), $1,000 for each regular or special telephonic board meeting and $500 for each committee meeting attended.

 1993 DIRECTORS STOCK OPTION PLAN

     The Company has in effect the 1993 Directors Stock Option Plan. The purpose of the 1993 Directors Stock Option Plan is to attract and retain directors of the Company and to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company. The 1993 Directors Stock Option Plan authorizes the granting of nonstatutory stock options to directors of the
 Company (a "Nonemployee Director") who are not and have not been (i) an employee of the Company or (ii) an employee, officer or director of Cairn PLC or an affiliate thereof or Phemus Corporation ("Phemus") or an affiliate thereof. The 1993 Directors Stock Option Plan was amended, effective as of May 24, 1995, in order to exclude any person who is an employee, officer or director of Cairn PLC or an affiliate thereof or Phemus or an affiliate thereof from the class of persons eligible to receive options thereunder.
  Such amendment was requested by Phemus to allow directors of the Company who served in such capacity as a representative of a principal stockholder to participate in a stock option plan that would permit the assignment of options granted thereunder to such principal stockholder. See "-Separate Phemus Stock Option Plan" and "-Separate PLC Stock Option Plan." At the beginning of each term, each Nonemployee Director automatically receives a nonstatutory option to purchase 10,000 shares of Common Stock at an exercise price equal to the last reported sales price per share of the Common Stock on the last business day prior to the option's date of grant. Each option is fully exercisable six months after the date of its grant and expires five years after the date of its grant. A proposed amendment to the 1993 Directors Stock Option Plan discussed elsewhere herein would increase the number of shares reserved for issuance upon the exercise of Director Options by 120,000 shares. Following adoption of the amendment, a total of 270,000 shares (increased from 150,000 shares) of Common Stock will be reserved for issuance upon the exercise of options granted under the 1993 Directors Stock Option Plan. See "Proposal to
  Approve an Amendment to the 1993 Directors Stock Option Plan." Options to purchase 90,000 such shares have been granted.

 SEPARATE PHEMUS STOCK OPTION PLAN

     The Company has in effect the Cairn Energy USA, Inc. Separate Phemus Stock Option Plan (the "Separate Phemus Stock Option Plan"). The purpose of the Separate Phemus Stock Option Plan is to provide an incentive for certain non-employee directors of the Company who are not entitled to receive any options under the 1993 Directors Stock Option Plan to serve as directors of the Company and to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company and to permit such directors to assign such options to Phemus or its affiliates. The Separate Phemus Stock Option Plan authorizes the granting of nonstatutory stock options to directors of the Company (i) who are not and have not been employees of the Company or any affiliated corporations, (ii) who are not entitled to receive any options under the 1993 Directors Stock Option Plan, and (iii) who are an employee, officer, director or affiliate of Phemus (an "Eligible Phemus Director"). At the beginning of each term and, solely with respect to the first year for which the Separate
  Phemus Stock Option Plan is adopted, on the date of such adoption, each Eligible Phemus Director automatically receives a nonstatutory option to purchase 10,000 shares of Common Stock at an exercise price equal to the last reported sales price per share of the Common Stock on the last business day prior to the option's date of grant except that the Separate Phemus Stock Option Plan provides that the exercise price with respect to options granted on the date of the adoption of the Separate Phemus Stock Option Plan would be the same exercise price as set for options granted on May 24, 1995 under Directors Stock Option Plan. Options are transferable by the holder thereof to Phemus or an affiliate thereof. Each option is fully exercisable six months after the date of its grant and expires five years after the date of its grant. The Separate Phemus Stock Option Plan does not qualify for the exemption from the operation of Section 16(b) of the Securities Exchange Act of 1933, as amended (the "Exchange Act") provided by Rule 16b-3. A total of
  30,000 shares of Common Stock were reserved for issuance under the Separate Phemus Stock Option Plan. Options to purchase 10,000 such shares have been granted. In 1996, Mr. Halsted was granted an option to purchase 10,000 shares of Common Stock at an exercise price of $10.00 per share. Subsequent to such grant, Mr. Halsted transferred such option to Phemus.

 SEPARATE PLC STOCK OPTION PLAN

     The Company has in effect the Cairn Energy USA, Inc. Separate PLC Stock Option Plan (the "Separate PLC Stock Option Plan"). The purpose of the
 Separate PLC Stock Option Plan is to provide an incentive for certain non-employee directors of the Company who are not entitled to receive any options under the 1993 Directors Stock Option Plan to serve as directors of the Company and to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company and to permit such directors to assign such options to PLC or its affiliates. The Separate PLC Stock Option Plan authorizes the granting of nonstatutory stock options to directors of the Company (i) who are not and have not been employees of the Company or any affiliated corporations,
  (ii) who are not entitled to receive any options under the 1993 Directors Stock Option Plan, and (iii) who are an employee, officer, director or affiliate of Cairn PLC (an "Eligible PLC Director"). At the beginning of each term and, solely with respect to the first year for which the Separate PLC Stock Option Plan is adopted, on the date of such adoption, each Eligible PLC Director automatically receives a nonstatutory option to purchase 10,000 shares of Common Stock at an exercise price equal to the last reported sales price per share of the Common Stock on the last business day prior to the option's date of grant except that the Separate PLC Stock Option Plan provides that the exercise price with respect to options granted on the date of the adoption of the Separate PLC Stock Option Plan would be the same exercise price as set for options granted on May 24, 1995 under the 1993 Directors Stock Option Plan. Options are transferable by the holder thereof to PLC or an affiliate thereof. Each option is fully exercisable six months after the date of its grant and expires five years after the date of its grant. The Separate PLC Stock Option Plan does not qualify for the exemption from the operation of Section 16(b) of the Exchange Act provided by Rule 16b-3. A total of 30,000 shares of Common Stock were reserved for issuance under the Separate PLC Stock Option Plan. Options to purchase 10,000 such shares have been granted. In 1996, Mr. Gammell was granted an option to purchase 10,000 shares of Common Stock at an exercise price of $10.00 per share. Mr. Gammell has resigned as a director of the Company effective as of the date of the
  Annual Meeting. Consequently, the Company does not expect to grant any additional options under the Separate PLC Stock Option Plan.

 COMPENSATION OF THE COMPANY'S EXECUTIVE OFFICERS

     The following table sets forth certain information for 1995, 1994 and 1993 with respect to compensation earned by the named Executive Officers.

                      SUMMARY COMPENSATION TABLE

                                                                                                  LONG TERM
                                                                                                COMPENSATION
                           Annual Compensation                                               Awards
                                                                                 OTHER
 NAME AND  Principal Position                                             ANNUAL  Compensation    OPTIONS/      ALL OTHER
                             Year          Salary          Bonus                               SARs (#)         Compensation
 Michael R. Gilbert            1995            $174,100  $   70,000{(1)}          {(4)}                  80,000        $19,501{ (5)}
 PRESIDENT AND CHIEF         1994 1993          138,100   50,000{(2)}             {(4)}                  70,000         18,480{ (5)}
 EXECUTIVE OFFICER                              125,600   35,509{(3)}             {(4)}              120,000           15,732 {(5)}

 J. Munro M. Sutherland        1995             130,700   25,000{(1)}             {(4)}        50,000    40,000         13,585{ (5)}
 SENIOR VICE PRESIDENT         1994             115,600      25,000{(2)}          {(4)                   40,000         14,875 (6)
                               1993              19,267  -0-                      (4)}                                   1,314 {(6)}
 Robert P. Murphy              1995             116,904   52,000{(1)}             {(4)                   70,000         18,402 (5)
 VICE PRESIDENT-               1994              87,010   82,609(2)(3)            (4)                 60,000           12,095 (5)
 EXPLORATION                   1993              74,525   34,079(3)               (4)}                   70,000        10,044 {(5)}

 ___________________

 {(1) }Mr. Gilbert and Mr. Sutherland were paid such bonuses in the first quarter of 1996. Mr. Murphy was paid $12,000 of such bonus in the second quarter of 1995 and $40,000 of such bonus in the first quarter of 1996.

 {(2)   }Mr. Gilbert and Mr. Sutherland were paid  such  bonuses  in the fourth
        quarter  of  1994.   Mr. Murphy was paid $10,000 of such bonus  in  the
        fourth quarter of 1994.

 {(3) }Mr. Gilbert was awarded $15,509 pursuant to the Company's Incentive Bonus Plan for the net additions to the Company's reserves in 1993. Mr. Murphy was awarded $24,079 and $72,609 pursuant to the Company's Incentive Bonus Plan for the net additions to the Company's reserves in 1993 and 1994, respectively. No awards were made in 1995. The awards are payable to the recipients in three equal annual payments. Mr. Gilbert and Mr. Sutherland did not participate in the Incentive Bonus Plan in 1994 or 1995 pursuant to their employment agreements with the Company.

 {(4) }Each executive officer received certain personal benefits in addition to salary, bonus and the Company's contributions under the Company's 401(k) plan. The aggregate amounts of such personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus reported for such executive officer.

 {(5)   }Represents   the  Company's  annual  contribution  to  such  executive
        officer's account under the Company's 401(k) plan.

 {(6) }Represents the Company's contribution to Mr. Sutherland's pension plan.

     The following table discloses for each of the named Executive Officers stock options granted them during 1995 and the potential realizable values for such stock options:

                OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                   POTENTIAL REALIZABLE VALUE AT
                                                                                                   ASSUMED ANNUAL RATES OF STOCK
                                                                                                PRICE APPRECIATION FOR Option Term
                                        INDIVIDUAL GRANTS
                                               % OF TOTAL
                                             OPTIONS/SHARES
                          OPTIONS/ SARS        GRANTED TO         EXERCISE
                          Granted (#)       EMPLOYEES IN           OR BASE        EXPIRATION
 Name                                       Fiscal Year         Price{ (1)}        Date           5%{ (2)}          10%{ (2)}
 Michael R. Gilbert       80,000{ (3)(4)}              32%               $12.50     9/20/05           $629,000       $1,594,000
 J. Munro M. Sutherland   50,000{ (4)(5)}              20%               $12.50     9/20/05           $393,125          996,250
 Robert P. Murphy         70,000{ (4)(6)}              28%               $12.50     9/20/05           $550,375        1,394,750

 __________
 {(1) }All of these stock options were granted under the Company's 1993 Stock Option Plan with an exercise price of the "fair market value" of a share of Common Stock on the last business day prior to the date of grant. Pursuant to the Company's 1993 Stock Option Plan with respect to the grant of a stock option, the "fair market value" of a share of Common Stock is the last reported sales price per share of the Common Stock on the last business day prior to the date of grant of such option on the Nasdaq National Market tier of The Nasdaq Stock Market as reported by THE WALL STREET JOURNAL.

 {(2) }These dollar amounts represent the value of the option assuming certain rates of appreciation from the market price of the Common Stock at the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this column will be achieved.

 {(3) }These options are represented by incentive stock options ("ISOs") that may receive favorable tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and nonstatutory stock options ("NSSOs") that do not receive favorable tax treatment under the Code. The ISOs represented by these stock options were exercisable in the aggregate for 3,100 shares of Common Stock of which 1,550 shares will vest on March 20, 1997, and 1,550 shares will vest on September 20, 1998. The NSSOs represented by these options were exercisable in the aggregate for 76,900 shares of Common Stock of which 26,667 shares vested on March 20, 1996, 25,117 shares will vest on March 20, 1997 and the remaining 25,116 shares will vest on September 20, 1998.

 {(4) }Each of these options becomes exercisable in full upon a change-in-control of the Company and a subsequent termination of the named officer's employment agreement with the Company within 24 months of such change-in-control either by the Company without "due cause" or by the named officer pursuant to such employment agreement. A change-in-control has occurred as a result of the Smith Acquisition (as hereinafter defined) and the transactions pursuant to a stock purchase agreement, dated July 12, 1994, between Cairn PLC and Phemus (the "Stock Purchase Agreement") entered into in connection with the Smith Acquisition.

 {(5) }These options are represented by both ISOs and NSSOs. The ISOs represented by these stock options are exercisable in the aggregate for 10,480 shares of Common Stock of which 5,240 shares will vest on March 20, 1997, and 5,240 shares will vest on September 20, 1998. The NSSOs represented by these options are exercisable in the aggregate for 39,520 shares of Common Stock of which 16,667 shares vested on March 20, 1996, 11,427 shares will vest on March 20, 1997, and the remaining 11,426 shares will vest on September 20, 1998.

 {(6) }These options are represented by both ISOs and NSSOs. The ISOs represented by these stock options are exercisable in the aggregate for 9,550 shares of Common Stock of which 4,775 shares will vest on March 20, 1997, and 4,775 shares will vest on September 20, 1998. The NSSOs represented by these options are exercisable in the aggregate for 60,450 shares of Common Stock of which 23,334 shares vested on March 20, 1996, 18,558 shares will vest on March 20,1997, and the remaining 18,558 shares will vest on September 20, 1998.



     The following table describes stock options held by each of the named Executive Officers and the values for their options at December 31, 1995:

                OPTION/SAR VALUES AT DECEMBER 31, 1995

                                                                                                              VALUE OF
                                                                                   NUMBER OF OPTIONS        IN-THE-MONEY
                                                                                       AT FISCAL               OPTIONS
                                                                                 YEAR-END EXERCISABLE         AT FISCAL
                                      SHARES OF ACQUIRED ON                              (E)/                YEAR-END{(1)}
                                      EXERCISE                      VALUE          UNEXERCISABLE (U)      EXERCISABLE (E)/
 NAME                                                             REALIZED                                UNEXERCISABLE (U)
 Michael R. Gilbert                   0                              $0                    115,000 (E)           $943,125 (E)
                                                                                           155,000 (U)            721,875 (U)
 J. Munro M. Sutherland               0                              $0                     47,000 (E)            368,375 (E)
                                                                                            83,000 (U)            330,375 (U)
 Robert P. Murphy                     0                              $0                     82,500 (E)            670,313 (E)
                                                                                           117,500 (U)            477,188 (U)

 __________

 {(1)} Based on $14.00 per share of Common Stock, which was the closing price per share of Common Stock on December 31, 1995 on the NASDAQ Stock Market, as reported by THE WALL STREET JOURNAL.

 EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with Messrs. Michael R. Gilbert, President and Chief Executive Officer of the Company, J. Munro M.
 Sutherland, Senior Vice President, Chief Financial Officer and Treasurer and Robert P. Murphy, Vice President - Exploration of the Company.

     Mr. Gilbert's employment agreement expires on December 31, 1997 and provides for a base salary of $165,000 in 1995, $185,000 in 1996 and $200,000 in 1997. Mr. Sutherland's employment agreement expires on December 31, 1997 and provides for a base salary of $130,000 in 1995, $135,000 in 1996 and
  $140,000 in 1997. Mr. Murphy's employment agreement expires on December 31, 1997 and provides for a base salary of $105,000 in 1995, $135,000 in 1996 and $135,000 in 1997. Each employment agreement specifies that the services are to be rendered in Dallas, Texas and provides the executive with certain benefits, such as health, life and disability insurance and a car allowance, among other things. The board of directors may also (but is not required to) supplement the executive's base salary with a bonus in an amount, if any, that the board of directors shall determine in its discretion.

     If the Company terminates any of these employment agreements for "due cause," death or disability, the terminated executive would be entitled to all compensation due him up to the date of his termination. If the Company terminates any of these employment agreements without "due cause" or if an executive terminates his employment agreement upon the occurrence of certain specified events ("the Permitted Termination Events"), that executive would be entitled to all compensation due him under the full term of the employment agreement plus a severance payment (the "Severance Payment") in an amount equal to one year's base salary at the date of termination.

     Each executive may terminate his employment agreement if any one or more of the following Permitted Termination Events occurs: (i) if there is a material adverse alteration or diminution of the executive's position, duties, responsibilities, reporting relationship, authority or status from those in effect when the employment agreement was executed; (ii) if the executive is required to perform a substantial portion of his service to the Company outside the Dallas/Fort Worth metropolitan area; or (iii) if the Company breaches his employment agreement.

     If there is a change in control of the Company, and if, within the 24 months following that change in control, any of the employment agreements is terminated, either by the Company without "due cause" or by the executive upon the occurrence of a Permitted Termination Event, the terminated executive would be entitled to all compensation due him under his employment agreement, the Severance Payment, if any, and an additional payment in the amount of one year's base salary. Any severance payments resulting from termination following a change in control are limited so that the terminated executive does not incur an excise tax and so that the Company receives a deduction under the Code for the termination payment. Each employment agreement limits the aggregate amount of all payments to a terminated executive to three times such executive's base salary on the date of termination. Consummation of the
  Smith Acquisition (as hereinafter defined) and the transactions pursuant to the Stock Purchase Agreement and related agreements resulted in a "change of control" within the meaning of the employment agreements. The Company does not expect the occurrence of events requiring payment of compensation due to the change of control provisions.

     Mr. Murphy's employment agreement also provides that if he terminates his employment other than pursuant to his employment agreement or if the Company terminates his employment for due cause or following a Permitted Termination Event, Mr. Murphy would be restricted for one year from the date of such termination from participating, whether as an employee or otherwise, in the acquisition of any property or interest within the boundaries of a prospect or proposal that the Company generates prior to such termination.

     Messrs. Gilbert's and Sutherland's employment agreements exclude them from participating in the Incentive Bonus Program.

 REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee (the "Committee") of the board of directors is responsible for administering all stock option plans and making recommendations to the board of directors regarding compensation policies, including salaries, bonuses and other compensation of the Company's executive officers. The Committee is comprised of four outside directors who are not officers or employees of the Company or its subsidiary. The Committee met two times during 1995.



 DCC13F48 15467-6

 COMPENSATION PHILOSOPHY

     The Committee believes that total compensation for the Company's executive officers must be sufficient to attract, retain and motivate executive officers, while at the same time maintaining a reasonable correlation between executive compensation and Company performance. The Committee also believes that incentive compensation must be an integral part of an executive's compensation in order to motivate that executive to work to expand and replace the Company's oil and gas reserves and to improve the Company's results.

 COMPENSATION PRACTICES

     The Company compensates its executive officers through payments of base salaries, awards of bonuses based on their individual performance and on the
 Company's performance, and through grants of stock options pursuant to the Company's 1993 Stock Option Plan, as amended (the "Plan"). In setting the compensation for the President, Executive Vice President and Vice President-Exploration, the Committee considered a survey conducted by KPMG Peat Marwick of compensation practices of companies in the oil and gas industry (the "KPMG Peat Marwick Survey") and on the general familiarity of the Committee with compensation practices of other oil and gas companies. The KPMG Peat Marwick
  Survey classifies oil and gas companies by type, geographical location and operating revenues, but does not identify them by name. The Committee in 1993, 1994 and 1995 recommended increased base salary and cash bonuses to these executive officers to better reflect the market level compensation paid to executive officers with comparable functions at oil and gas companies with comparable revenues. The board of directors has approved these increases in compensation and has incorporated the increased compensation paid to these three executive officers in the employment agreements between each such executive officer and the Company and in the amendments to these agreements adopted during 1993, 1994 and 1995 and in discretionary bonus payments to these executive officers.

     In 1995, the Committee also recommended, and the board of directors approved, extending the employment agreements between the Company and Messrs. Gilbert and Murphy by two years, through 1997. The Company relies heavily on its small executive staff. The Committee believes that securing their services, as well as Mr. Sutherland's services, for the extended terms of their respective employment agreements, will help to assure the continuity of the Company's management and its pursuit of Company objectives.

     In setting specific salaries for other executive officers, the Committee relies to a great extent on the recommendations of the President as to each executive officer's contribution to the Company's results. The other executive officers have not entered into employment agreements with the
 Company.

     In 1995, the Committee adopted "The General Policy and Guidelines of the Compensation Committee of Cairn Energy USA, Inc." (the "Guidelines"), which formalized the principles and procedures that have been followed by the Committee in setting compensation. Set forth in the Guidelines are the factors that are to be considered in evaluating the performance of the executive officers, which include the following: the Company's financial performance, the Company's exploration and development performance, the
 Company's success in obtaining and maintaining adequate capital resources and increases in stockholder value for the Company's stockholders. The Guidelines provide that the Committee will receive yearly goals and objectives from the executive officers at the beginning of each year and that such goals and objectives will be used as a factor in evaluating performance for such year.

 SALARY AND BONUS

     The Committee has established salaries based on an executive's scope of responsibilities, level of experience, individual performance and contribution to the Company's business and on the KPMG Peat Marwick Survey. The base annual salaries for the President, Executive Vice President and Vice President-Exploration are within the median levels of salaries of oil and gas executives in the Dallas/Fort Worth Metroplex holding comparable positions, as reported in the KPMG Peat Marwick Survey.

     The Incentive Bonus Program provides a financial bonus to certain employees based on a formula if the Company achieves or exceeds its goals with respect to finding and developing reserves in any fiscal year. Under the terms of their respective employment agreements with the Company, neither Mr. Gilbert nor Mr. Sutherland is eligible to participate in the Incentive Bonus Program.

     The Committee may also, in its discretion, award additional cash bonuses to individual executive officers based on the Committee's evaluation of such officer's contribution to the Company's business during the fiscal year.

 STOCK OPTIONS

     The Committee believes the award of stock options are a key element in the Company's executive compensation policy. It believes that the award of stock options and the vesting of such options over time provide the executives with an incentive to stay with the Company and to work to increase the value of the stock underlying the options. All stock options granted during 1995 were granted under the Plan with an exercise price equal to the fair market value per share of Company's Common Stock (the "Common Stock") on last business day prior to the date of grant.

     In determining the size of stock option grants to the executive officers, the Committee relied primarily on its evaluation of the performances of the executive officer during the fiscal year and its estimate of the motivation for future performance such options would provide to a particular executive officer. The Committee also considered previously awarded option grants to the executive officers. The Committee recognizes that there is a significant subjective element in its approach to determining stock option awards, but believes that this approach is better suited to the Company than would be a formula-driven policy. The Committee also relied upon estimates of future value of such options based upon different assumed compounding rates to determine whether the grants of options were appropriate. Furthermore, the
  Committee consulted with the Company's investment bankers to determine the range of customary stock option grants to oil and gas executives holding comparable positions to those of the executive officers of the Company. The
  Committee believes that the stock options granted to its executive officers are comparable with industry practices.


 THE PRESIDENT'S 1995 COMPENSATION

     Mr. Gilbert's annual base salary is set by his employment agreement with the Company, which was amended and restated in May 1995. Mr. Gilbert's employment  agreement  provides for an annual base salary of $165,000 in 1995,
  $185,000  in  1996  and  $200,000  in  1997.   In  evaluating  Mr.  Gilbert's
 performance, the Committee  considered  (in  their  order  of  priorities) the significant addition to the Company's reserves in 1994 and early 1995, increases in stockholder value for the Company's stockholders, the increased liquidity of the Common Stock, the acquisition of additional oil and gas properties in the Outer Continental Shelf of the Gulf of Mexico, the
 disposition of certain non-strategic oil and gas properties, the negotiation of an increase in the Company's banking facility, and Mr. Gilbert's leadership and management skills exhibited in connection with his management of the Company as a publicly held corporation, including communications with stockholders,  market  makers, analysts and investment bankers.  The Committee believes that this compensation level rewards Mr. Gilbert's performance, extends his commitment to the Company, which would provide the Company greater management continuity, and places his base salary, together with other cash compensation, within the median range for base salary and cash compensation paid to presidents of oil and gas companies in the Dallas/Fort Worth Metroplex, as reported in the KPMG Peat Marwick Survey.

     Mr. Gilbert's employment agreement also provides for the payment of a discretionary cash bonus to be determined by the board of directors after recommendation by the Committee. For 1995, the Committee recommended, and the board of directors approved, the payment to Mr. Gilbert of $70,000 as his discretionary bonus, which was paid in the first quarter of 1996. The Committee recommended this amount primarily because his role in increasing stockholder value for the Company's stockholders and increasing the liquidity of the Common Stock in 1995 through the sale of shares by Cairn PLC, Phemus and the Company in the public markets and to place his overall compensation for 1995 into the median range for cash compensation for presidents of oil and gas companies in the Dallas/Fort Worth Metroplex, as reported in the KPMG Peat Marwick Survey.

     Under the terms of his employment agreement, Mr. Gilbert is not eligible to participate in the Incentive Bonus Program.

     As an incentive for his future performance, the Committee awarded to Mr. Gilbert options exercisable in the aggregate for 80,000 shares of Common
 Stock, with exercise prices equal to the fair market value per share of Common Stock on last business day prior to the date of grant. These shares are vesting in equal increments in 1996, 1997 and 1998.

 OTHER EXECUTIVE OFFICERS' 1995 COMPENSATION

     The annual base salaries paid in 1995 to Mr. Sutherland, the Senior Vice President, and Mr. Murphy, the Vice President-Exploration, set by the
 employment agreements, which were amended and restated in 1995. The annual base salaries in 1995 for Messrs. Sutherland and Murphy were $130,000 and
  $105,000, respectively. Mr. Murphy was awarded discretionary cash bonuses of $12,000 and $40,000 to recognize his value to the Company as an oil and gas finder, which were paid in the second quarter of 1995 and first quarter of
  1996, respectively. Under the terms of his employment agreement, Mr. Sutherland is not eligible to participate in the Incentive Bonus Program.
 However, Mr. Sutherland received a discretionary cash bonus of $25,000, which was paid in the first quarter of 1996. The Committee recommended this bonus primarily because of his role in increasing stockholder value for the Company's stockholders and in increasing the liquidity of the Common Stock in 1995 through the sale of shares by Cairn PLC, Phemus and the Company in the public markets

     Mr. Sutherland's employment agreement provides for a base salary of $130,000 in 1995, $135,000 in 1996, and $140,000 in 1997. Mr. Murphy's
 employment agreement provides for a base salary of $105,000 in 1995, $135,000 in 1996, and $135,000 in 1997.

     In September 1995, the Committee recommended to the board of directors that Mr. Murphy's salary for 1996 be increased to $135,000 (from $125,000).
 In recommending this extension and increased base salary, the Committee acknowledged Mr. Murphy's importance to the Company's efforts to increase and replace its reserves. The Committee also noted that, while the new annual base salaries provided to Mr. Murphy in his amended employment agreement remain slightly below the median amounts paid to persons performing similar functions in other oil and gas companies in the Dallas/Fort Worth Metroplex, as reported in the KPMG Peat Marwick Survey, bonuses awarded to Mr. Murphy would increase his cash compensation to a level higher than the median.

     On September 20, 1995 the Committee awarded to Mr. Sutherland options exercisable in the aggregate for 50,000 shares of Common Stock and to Mr. Murphy options exercisable in the aggregate for 70,000 shares of Common Stock. The options granted to both Mr. Sutherland and Mr. Murphy on September 20 are vesting in equal increments in 1996, 1997 and 1998 and have exercise prices equal to the fair market value per share of Common Stock on last business day prior to the date of grant.

     The number of stock options granted to Messrs. Sutherland and Murphy were intended to provide each with long-term performance incentives. In addition, the Committee believes that stock options provide Mr. Murphy with a greater performance incentive than does the level of cash compensation alone.

     In recommending the base salary for the other executive officers, the Committee relies to a great extent on the recommendations of the President as to each executive officer's contribution to the Company's results. Also in
  1995, the Committee authorized the grant of options exercisable in the aggregate for 11,500 shares of Common Stock under the 1993 Stock Option Plan to other executive officers. This was the first such grant of options to other executive officers. The Committee awarded these options in recognition of the fact that the Company has a small executive staff and that the
  Company's success is largely dependent upon the performance of all of its executive officers.

 $1 MILLION DEDUCTION CAP

     The Company generally is not permitted a deduction for compensation paid to its chief executive officer or any of its next four highest paid officers in excess of $1,000,000 each. This limitation is in section 162(m) of the Code, which section was added to the Code by the Omnibus Budget Reconciliation Act of 1993. Compensation subject to this limitation includes most forms of compensation, e.g., cash compensation paid under the executive's employment contract and bonuses under the Incentive Bonus Program or other bonuses awarded at the discretion of the Committee. Additionally, compensation for this purpose also may include employee stock options for the year in which the Company would be entitled to a deduction with respect to such options, i.e., in the year Nonstatutory Stock Options are exercised or, for Incentive Stock Options, the year in which the employee makes a disqualifying distribution of the stock received upon an exercise of the Incentive Stock Option.

     The current compensation of any of the Company's executives under their employment contracts or bonus awards is significantly less than $1,000,000.
 Based upon the final Treasury  Regulations  promulgated  on December 19, 1995, the Company does not believe that the limitation will adversely affect the Company with respect to its current compensation structure. The Company will consider this limitation in the final Treasury Regulations with respect to future compensation of its executives to determine what, if any, action is appropriate.

                                            Jack O. Nutter, II, Chairman
                                            R. Daniel Robins
                                            William B. B. Gammell
                                            Michael E. McMahon

 PERFORMANCE GRAPH

























 [INSERT GRAPH FROM DISK]

     The performance graph assumes the investment of $100 on January 1, 1991. The MG Industry Group 361 is composed of the following companies:

 Alberta Energy Co. Ltd.               Louisiana Land & Exploration Co.
 Barnwell Industries Inc.                           Maynard Oil Company
 Basic   Petroleum  International         Mitchell Energy & Development
 Limited                                                          Corp.
 Bellwether Exploration Company                      Class A Common Stk
 Benton Oil & Gas Company                                  Numac Energy
 Berry  Petroleum Company Class A      Occidental Petroleum Corporation
 Common Stk                            Panhandle Royalty Class A Common
 Blue Dolphin Energy Company                                      Stock
 Box Energy  Corporation  Class B            Parker & Parsley Petroleum
 Common Stk                                                     Company
 Broken Hill Proprietary              Petroleum Development Corporation
 Burlington Resources Inc.                    Petrominerals Corporation
 Burmah Castrol PLC-ADC                       Powerhouse Resources Inc.
 Canadian   Occidental  Petroleum                       Ranger Oil Ltd.
 Limited                                        Saga Petroleum As ADS A
 Columbus Energy Corp.                          Saga Petroleum As ADS B
 Comstock Resources Inc.                 Santa Fe Energy Resources Inc.
 Conerstone Natural Gas                           Santa Fe Energy Trust
 Devon Energy Corporation                        Sceptre Resources Ltd.
 Dorchester Hugoton Ltd.                       Seaboard Oil Corporation
 Dusty Mac Oil & Gas Ltd.                                 Solv-Ex Corp.
 ENI Spa ADS                                              Struthers Ind
 Equity Oil Company                            Sun Energy Partners L.P.
 The Exploration Company                       Texas Meridian Resources
 Flores & Rucks, Inc.                                       Corporation
 Gerrity Oil & Gas Corporation                    Tipperary Corporation
 Hallwood Energy Partners L.P.               TransTexas Gas Corporation
 Harken Energy Corporation                    United States Explor Inc.
 Hawkins Energy Corporation                             USX-Delhi Group
 Hondo Oil & Gas Company                             Vaalco Energy Inc.
 HS Resources, Inc.                             Wainoco Oil Corporation
 Internat Petroleum Corporation                 Westamerica Corporation
                                                          Western Atlas
                                                  The Wiser Oil Company


         The companies comprising MG Industry Group 361 are not necessarily the same companies surveyed in the KPMG Peat Marwick Survey. (See "Report of
                                                      Compensation Committee".)

              The information in the performance chart for the Company prior to September 29, 1992 (the effective date of the Merger) relates solely to the
     Company without regard to Cairn USA.  Given the significant changes in the
      Company resulting from the Merger and the Company's positive developments since the Merger, the Company does not believe that the Company's performance as reflected on the performance chart prior to that date is indicative of the
                              Company's current management, business or assets.

                    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

           No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of SEC Regulation S-K.  No executive officer of the Company served as a director or on the compensation committee of another entity.

                                                           CERTAIN TRANSACTIONS

        On June 19, 1995, Cairn Energy PLC, then a principal stockholder of the Company, sold 2,623,260 shares of Common Stock it held at a price of $10 per share pursuant to a registration statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to a registration rights agreement, the Company bore all expenses (other than commissions and discounts of underwriters, dealers or agent) incurred in connection with this offering; such expenses were approximately $ 78,000. As a result of this sale, Cairn Energy PLC is no longer a stockholder of the Company.

     Phemus is an indirect wholly-owned subsidiary of the President and Fellows of Harvard College and was the sole stockholder of Smith Offshore Exploration
    Company II ("Smith"). In October 1994 the Company consummated an agreement with Smith and Phemus, where the Company acquired (the "Smith Acquisition")
   substantially all of the oil and gas assets of Smith (the "Smith Assets") in exchange for shares of Common Stock and the assumption of certain liabilities related to the Smith Assets. At the closing of the Smith Acquisition, 3,500,000 shares of Common Stock were issued to Phemus and an additional
   1,000,000 shares of Common Stock were placed in escrow, to be distributed to Phemus or revert to the Company based on certain valuation criteria that were to be applied to the Smith Assets.  Under the terms of the Smith Acquisition agreement, unless the Smith Assets had a value (based upon the defined criteria) as of June 30, 1995 equal to at least $22,350,000, Phemus was required to return the 1,000,000 shares of the Common Stock held in escrow and to pay $3.9 million to the Company. Simultaneously with the closing of the Smith Acquisition, Phemus purchased 2,000,000 shares of the Company's Common
 Stock at $7.50 per share from the former principal stockholder of the Company.

        On the basis of preliminary engineering valuations of the Smith Assets, Phemus and the Company agreed that Phemus would return to the Company the
   1,000,000 shares of Common Stock held in escrow and pay $3.9 million in cash to the Company. The return of the escrow shares and the cash payment to the
                                          Company were effected in August 1995.


         On September 14, 1995, Phemus sold 2,750,000 shares of Common Stock it held at an offering price of $11.25 per share pursuant to a registration on
       Form S-3 under the Securities Act. The Company sold 1,562,500 shares of Common Stock at a price of $11.25 per share in the offering. The Company bore approximately $64,000 of the approximately $240,000 incurred in connection with this offering.

       Mr. R. Daniel Robins serves as a consultant to the Company. The Company paid Mr. Robins in 1995 an aggregate of $18,000 in consulting fees.

          Mr. Jack O. Nutter, II serves as a consultant to the Company. During 1995, the Company paid Nutter & Harris, a consulting firm of which Mr. Nutter is president, an aggregate of $29,800 in consulting fees.

                                   REGISTRATION RIGHTS RELATING TO COMMON STOCK

            The Company has provided registration rights to Phemus (the "Phemus Registration Rights Agreement") with respect to shares acquired from the
   Company in the Smith Acquisition and from Cairn PLC under the Stock Purchase Agreement, including the Escrow Shares and any Warrant Shares issued to Smith
   (the "Phemus Registrable Securities"). Under the Phemus Registration Rights Agreement, Phemus has the right to two demand registrations, provided that a registration is not within six months after the effective date of a registration statement for an underwritten public offering of Company securities and that the request covers at least the lesser of (i) 20% of the
       Phemus Registrable Securities outstanding as of the closing of the Smith Acquisition (which excludes the Escrow Shares and the Warrant Shares), (ii)
  the number of Phemus Registrable Securities whose aggregate offering price is expected to be at least $20,000,000, or (iii) 1,000,000 shares of the Common Stock. The Company is not obligated to effect any Securities Act registration
 (a) during the 180 days following the effective date of an underwritten public offering of securities for the account of the Company, (b) if the Company is conducting or will be conducting within 90 days an underwritten public offering of equity securities (or securities convertible into equity securities) of its own account and has been advised in writing by the managing underwriter that Phemus' requested registration would, in such underwriter's opinion, materially and adversely affect such offering (in which event the Company will have the right to defer such filing for a period of not more than
    120 days after receipt of the registration request), or (c) if the board of directors determines that it would not be in the best interests of the Company and its stockholders for such a registration to be filed at that time (in which event the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the registration request). The Company may not defer the registration based on (b) or (c) above more than once in any 12 month period.

     The Phemus Registration Rights Agreement also provides that Phemus has the right to request a registration of the Phemus Registrable Securities on Form
        S-3 under the Securities Act at any time. The Company, however, is not obligated to effect any such registration if (i) Form S-3 is not available to the Company, (ii) the aggregate net offering proceeds (after deduction of underwriting discounts and commissions) of the securities specified in such request is not at least $2,000,000, (iii) the Company has already effected two registrations on Form S-3 within the previous 12-month period, or (iv) if in the good faith judgment of the board of directors it would not be in the best interests of the Company and stockholders to effect such Form S-3 registration at such time, in which even the Company would have the right to defer the filing of the Form S-3 registration for up to 120 days after receiving the Phemus registration request. The Company may not decline to effect such a registration due to the circumstances described in (iv) above more than once in any 12-month period. Phemus has exercised one Form S-3 registration right under the Phemus Registration Rights Agreement.

              The Phemus Registration Rights Agreement provides that Phemus has piggyback registration rights to include Phemus Registrable Securities in certain Securities Act registrations filed by the Company.

       The Company will pay for all expenses, other than underwriting discounts and commissions, relating to the sale of securities by Phemus under the Phemus
  Registration Rights Agreement. The Company will not be required, however, to pay for any expenses of the registration of Phemus' Registrable Securities on
                  Form S-3 after Phemus has participated in four registrations.

            Phemus may transfer its rights under the Phemus Registration Rights Agreement (i) to an affiliate of Phemus or (ii) in connection with the sale or other transfer to a holder holding, immediately after such transfer, at least
   25% of the Phemus Registrable Securities outstanding as of October 10, 1994.
         Notwithstanding the foregoing, holders of fewer than 25% of the Phemus Registrable Securities outstanding as of October 10, 1994 will be permitted to exercise the rights under the Phemus Registration Rights Agreement if they appoint Phemus as their representative to accept notices on their behalf.

            The Phemus Registration Rights Agreement prohibits the Company from granting registration rights to other persons that would permit such persons to include their shares of Common Stock or other Company securities in any
        Phemus demand registration, unless the inclusion of such other parties' securities will not reduce the amount of Phemus Registrable Securities that would otherwise be included in such registration, except with the consent of the holders of a majority of the Phemus Registrable Securities then outstanding. In addition, without such consent, the Company may not grant piggy-back registration rights to other persons unless the agreements granting such rights provide that the prospective rights holders may include their securities in a registration only to the extent that inclusion will not reduce the amount of Phemus Registrable Securities includable in the registration below an amount equal to the number of Phemus Registrable Securities then outstanding multiplied by the quotient of (x) the number of Phemus Registrable
      Securities then outstanding divided by (y) the number of shares of Common Stock held by all those holders (including Phemus) of the Common Stock seeking to include securities in the piggy-back registration.

                                                          SECTION 16 COMPLIANCE

       Section 16(a) of the Exchange Act requires that certain of the Company's officers and all directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission ("SEC"). These officers, directors and greater than 10% stockholders of the Company are required by SEC regulation to furnish the Company with copies of all Section
                                                       16(a) reports they file.

           Based solely on a review of the copies of such reports received, the Company believes that for 1995 all officers, directors and greater than 10%
                beneficial owners complied with applicable filing requirements.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF
                  EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.



 DCC13F48 15467-6

              PROPOSAL TO APPROVE FIRST AMENDMENT TO THE 1993 STOCK OPTION PLAN
                                                                   (Proposal 2)

               On February 29, 1996, the board of directors adopted, subject to stockholder approval, an amendment to the 1993 Stock Option Plan to increase the number of shares reserved for issuance upon exercise of options granted pursuant to the 1993 Stock Option Plan (the "Option Shares") from 650,000 to
 1,150,000. The Company has issued options to purchase 650,000 shares pursuant to the 1993 Stock Option Plan and must increase the number of Option Shares in order to grant additional options. No additional stock options will be granted pursuant to the 1993 Stock Option Plan until after the Company's stockholders approve this amendment.  The material features of the 1993 Stock
                                               Option Plan are discussed below.

                                                                        GENERAL

       The purpose of the 1993 Stock Option Plan is to provide an incentive for key employees of the Company to remain in the service of the Company, to extend to them the opportunity to acquire a proprietary interest in the
      Company so that they will apply their best efforts for the benefit of the
 Company and to aid the Company in attracting able persons to enter the service of the Company. In furtherance of this purpose, the 1993 Stock Option Plan authorizes the granting of Incentive Stock Options, as defined section 422 of the Code, and Nonstatutory Stock Options (Incentive Stock Options and Nonstatutory Stock Options collectively referred to as "Options") to eligible individuals.  Eligible individuals under the 1993 Stock Option Plan are key employees, including officers and directors of the Company who are also employees of the Company or affiliated corporations of the Company.

     Stockholder approval of material amendments to the 1993 Stock Option Plan, including an increase in the aggregate number of shares of Common Stock that may be issued (except adjustments to prevent dilution), is required as a condition for qualifying the Incentive Stock Options to be granted under the
 1993 Stock Option Plan as such under the Code.  Stockholder approval is also a condition of Rule 16b-3, a rule promulgated by the SEC under Section 16(b) of the Exchange Act. Section 16(b) provides, among other things, that any person who is a beneficial owner of more than 10% of an equity security of a company registered under the Exchange Act or who is an officer or director of that company will be liable to the company for any profit realized from any purchase and sale (or any sale and purchase) of any equity security of such company within a period of less than six months, irrespective of the intention on the part of such person entering into the transaction. Rule 16b-3 provides an exemption from the operation of the "short-swing profit" recovery provisions of Section 16(b) of the Exchange Act with respect to the granting and vesting of Options.

        The amendment to the 1993 Stock Option Plan will increase the number of shares reserved for issuance upon the exercise of Options by 500,000 shares.
 Following the amendments, a total of 1,150,000 shares of Common Stock (subject to adjustment as described below) will be reserved for issuance upon the exercise of Options. On April 1, 1996, the closing price for a share of
                         Common Stock on the Nasdaq National Market was $11.50.

            The table headed "Options/SAR Grants in Last Fiscal Year" describes Options granted pursuant to the 1993 Stock Option Plan during 1995; these grants exhausted the shares reserved for issuance pursuant to options granted under the Plan. No awards of options under the 1993 Option Plan have yet been designated to be granted following approval of this amendment to the Plan.

                                                                 ADMINISTRATION

         The Compensation Committee administers the 1993 Stock Option Plan (see "Report of Compensation Committee"). The Compensation Committee currently consists of four members of the board of directors (and shall not consist of fewer than two members), all of whom are "disinterested persons." For purposes of the 1993 Stock Option Plan, a disinterested person is generally one who, during the one-year period preceding his service as an administrator of the 1993 Stock Option Plan and during such service, was not granted or awarded stock, stock options, stock appreciation rights or other awards pursuant to the 1993 Stock Option Plan or any other plan of the Company or its affiliates, with certain exceptions. One such exception is that a "disinterested person" who is an administrator of the 1993 Stock Option Plan may receive formula awards under another plan of the Company if the administrators of such other plan do not use discretion in determining the amounts or terms of options awarded under such plan.  The members of the
          Compensation Committee are eligible to receive options under the 1993 Directors Stock Option Plan; however, grants of options under that Plan are automatic and based on a set formula and, therefore, are intended not to disqualify Compensation Committee members who receive options under the 1993
 Directors Stock Option Plan from being disinterested persons under Rule 16b-3.

                                                    GRANTS AND TERMS OF OPTIONS

       Options granted under the 1993 Stock Option Plan may be either Incentive Stock Options or Nonstatutory Stock Options. The date of grant of an Option under the 1993 Stock Option Plan is, for all purposes, the date on which the
      Compensation Committee completes all actions constituting the grant of an Option to an employee. An Option will be exercisable in such amounts and at such intervals as the Compensation Committee will provide in the Option, provided that the Option has not expired on the date of exercise. The proposed amendment would modify the preceding sentence to the extent that all options held by an employee would become exercisable upon the death of such employee. The term of each Option is determined by the Compensation Committee, provided that it may not exceed ten years from the date of grant.

     Each Option is evidenced by an Option Agreement that may contain any terms and conditions that the Compensation Committee deems necessary, desirable or appropriate, provided that such terms and conditions are not inconsistent with the 1993 Stock Option Plan or applicable law. Such other terms and conditions may include, without limitation, relating an Option to the achievement of specific goals or to the continued employment of the optionee for a specified period of time. Options granted to eligible persons are in addition to regular director's fees, salaries and other benefits relating to such eligible person's position with the Company or affiliated corporations of the Company.
         Neither the 1993 Stock Option Plan nor any Option confers any right to continue in the employment of the Company or any affiliated corporation of the
  Company or to continue to serve as a director of the Company or an affiliated corporation of the Company. The 1993 Stock Option Plan was amended in 1994 to provide that if an Option holder's employment is terminated within 24 months of a change in control of the Company, all Options held by such person shall be exercisable in full as of the date of such termination.

     Shares of Common Stock issuable upon the exercise of Options granted under the 1993 Stock Option Plan may be either shares held in the Company's treasury or from authorized but unissued shares. If any Option or any part of such Option, expires, terminates, or is canceled or surrendered as to any shares, for any reason without having been exercised in full, the shares allocable to the unexercised portion of such Option may again be subject to the grant of
       Options under the 1993 Stock Option Plan.  An Option shall clearly state whether it is an Incentive Stock Option or a Nonstatutory Stock Option.
       EXERCISE PRICE.  The exercise price per share for an Option is the price determined by the Compensation Committee; provided, however, that the exercise price per share of Incentive Stock Options shall not be less than the fair market value of the Common Stock on the date of the grant.

           EXERCISE OF OPTIONS AND PAYMENT. Each Option is exercisable in such amounts, at such intervals and upon such terms as the Compensation Committee determines in its sole discretion upon granting such Options; however, in no event shall an Option be exercisable during the six-month period following the date of grant or more than ten years after the date of grant. A proposed amendment to the 1993 Stock Option Plan would provide that all options held by an optionee will become exercisable upon the death of such optionee.  See
              "Proposal to Approve Second Amendment to 1993 Stock Option Plan."

     An Option may be exercised by written notice to the Company. Such written notice must be in accordance with the terms of such Option, and accompanied by payment of the full exercise price for the shares the optionee chooses to exercise. In addition, arrangements must be made that are satisfactory to the Compensation Committee for the optionee's payment to the Company of the amount that the Compensation Committee determines to be necessary for the Company, or an affiliated corporation of the Company employing the optionee, to withhold amounts in accordance with applicable federal or state income tax withholding requirements. The payment of the exercise price must be in cash or by certified or cashier's check, or wire transfer of immediately available funds.

     TERMINATION OF OPTION. Unless an Option provides otherwise, generally the unexercised portion of an exercisable Option will terminate 90 days after the holder ceases to be an eligible individual under the 1993 Stock Option Plan.
     If an eligible individual dies or is disabled while an eligible individual under the 1993 Stock Option Plan, such person's Options shall remain exercisable for one year after death or disability. A proposed amendment to the 1993 Stock Option Plan would provide that the exercise period of all options granted under the 1993 Stock Option Plan will be twenty-four (24)
     months after the holder ceases to be an eligible individual under the 1993 Stock Option Plan. See "Proposal to Approve Second Amendment to 1993 Stock
   Option Plan."  The portion of the Option that is not exercisable on the date the holder ceases to be an eligible individual shall terminate and be forfeited on such date. In any case, the unexercised portion of an Option will automatically terminate on the tenth anniversary of such Option's date of grant.

        ADJUSTMENTS AND REORGANIZATION.  To prevent dilution of the rights of a holder of an Option, in certain instances such as stock splits, stock dividends or other recapitalizations or reorganizations of the Company, the
     Compensation Committee shall make appropriate adjustments to the number of shares reserved under the 1993 Stock Option Plan and the number of shares subject to and exercise price of each outstanding Option.

      Generally, in the event of a dissolution or liquidation of the Company, a material merger or consolidation of the Company in which the Company does not survive, or a stockholder other than Cairn PLC becoming the owner of 50% or more of the total combined voting power of all classes of the Company's stock, the board of directors may, at its election, change the number and kind of shares of stock and exercise price in a manner it deems appropriate or purchase the outstanding Options from each holder for the excess of the fair market value of the Option over its exercise price.

           TRANSFERABILITY. No Option is assignable or otherwise transferable, except by will, the laws of descent and distribution, or pursuant to a qualified domestic relations order. Options may be exercised solely by the optionee during his lifetime or after his death by the personal representative of his estate or the persons entitled thereto under his will or under the laws of descent and distribution, or pursuant to a qualified domestic relations order.

       SPECIAL PROVISIONS FOR INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to employees of the Company or affiliated corporations of the Company.  The aggregate fair market value (determined at the date of grant of the Incentive Stock Option) of shares with respect to which any Incentive Stock Option first becomes exercisable during any calendar year under the 1993
  Stock Option Plan and any other plan of the Company or any affiliated company of the Company (as defined in the Code) shall not exceed $100,000.

       An Incentive Stock Option shall not be granted to any person owning more than ten percent of the outstanding Common Stock (or total combined voting power if the Company issues more than one class of stock) unless the option price for such Incentive Stock Option on the date of grant is at least 110% of the fair market value of the Shares subject to such Incentive Stock Option at the date of grant and the period during which the Incentive Stock Option may be exercised does not exceed five years from the date of grant.

                                          TERMINATION OF 1993 STOCK OPTION PLAN

           The 1993 Stock Option Plan will terminate on May 19, 2003, the tenth anniversary of the date the Company's stockholders originally approved the
      1993 Stock Option Plan. Any Options outstanding on such date will remain outstanding until they have either expired or have been exercised.

                                                                     AMENDMENTS

          The board of directors may at any time terminate or from time to time amend or suspend the 1993 Stock Option Plan. Subject to changes in the law or other legal requirements, including any changes in the provisions of Rule 16b-
  3, that would permit otherwise, the 1993 Stock Option Plan may not be amended without the approval of the stockholders to increase the aggregate number of shares of Common Stock that may be issued under the 1993 Stock Option Plan (except adjustments to prevent dilution, as discussed above), increase the maximum period during which Options may be exercised or extend the effective period of the 1993 Stock Option Plan. No amendment or termination of the 1993
   Stock Option Plan may, without an optionee's consent, alter or impair, other than as provided in the 1993 Stock Option Plan or the optionee's Option Agreement, any of the rights or obligations under any Option previously granted to such optionee under the 1993 Stock Option Plan.

                                                FEDERAL INCOME TAX CONSEQUENCES

      The federal tax information set forth below is based upon present federal income tax laws and thus is subject to change when laws change. Moreover, this summary of tax consequences attempts to paraphrase only the general rules and is not intended to be a complete description of all tax effects from participation in the 1993 Stock Option Plan.

       GRANT OF OPTIONS.  The grant of an Option will not be a taxable event to the recipient optionee.

      EXERCISE OF NONSTATUTORY STOCK OPTION. Generally, upon the exercise of a Nonstatutory Stock Option, an optionee will recognize ordinary income at the time of the exercise in the amount equal to the excess of the fair market value of the shares of Common Stock received over the exercise price paid to exercise the Nonstatutory Stock Option.  The taxable income recognized upon exercise of a Nonstatutory Stock Option will be treated as compensation income.

        When Common Stock received upon exercise of a Nonstatutory Stock Option subsequently is sold or exchanged in a taxable transaction, the seller of the stock generally will recognize capital gain (or loss) in the amount by which the amount realized exceeds (or is less than) the fair market value of the Common Stock that was included in income in connection with the exercise; the character of such gain or loss as long-term or short-term capital gain or loss will depend upon the holding period of the shares following exercise.

       EXERCISE OF INCENTIVE STOCK OPTIONS.  The exercise of an Incentive Stock
      Option will not be taxable to the optionee.  However, to qualify for this favorable tax treatment of Incentive Stock Options, the optionee may not dispose of the shares of Common Stock acquired upon the exercise of an
   Incentive Stock Option until after the later of two years following the date of grant or one year following the date of exercise of the Incentive Stock Option. Upon any subsequent taxable disposition of shares of Common Stock received upon exercise of a qualifying Incentive Stock Option, the optionee generally will recognize long-term or short-term capital gain or loss measured by the difference between the amount realized and the exercise price of the
                                                        Incentive Stock Option.

          If an Incentive Stock Option does not qualify for favorable incentive stock option treatment under the Code as described above because of a failure to satisfy the holding period requirements, the optionee will recognize ordinary income in the year of the disqualifying disposition equal to the lesser of (i) the excess of the amount realized over the adjusted basis in such shares or (ii) the excess of the fair market value of the Common Stock at the time of exercise over the exercise price, and the Company will be entitled to a deduction of that amount in that year; if the amount realized exceeds the fair market value of the Common Stock on the date the Incentive Stock Option was exercised, the excess will be taxable as long-term or short-term capital gain, depending on the optionee's holding period for the shares received upon exercise.

     Notwithstanding the favorable tax treatment of Incentive Stock Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Stock Option is treated in the same manner as a Nonstatutory Stock Option. Accordingly, an optionee who is subject to alternative minimum tax must include in alternative minimum taxable income, for the year in which an Incentive Stock Option is exercised, the excess of the fair market value of the shares of Common Stock received over the exercise price.

        TAX CONSEQUENCES TO THE COMPANY. The Company will not be entitled to a deduction for federal income tax purposes for the granting of any Option. The
       Company generally will be entitled to a deduction for federal income tax purposes when an optionee exercises a Nonstatutory Stock Option, in the same amount as the ordinary income realized by the optionee.  The Company will not be entitled to a deduction for federal income tax purposes upon the exercise by the optionee of an Incentive Stock Option.  If there is a disposition of shares acquired by the optionee upon exercise of an Incentive Stock Option before the optionee has satisfied the incentive stock option holding periods, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income realized by the optionee. All such deductions are subject to the usual rules regarding the reasonableness of compensation and certain limitations under Section 162(m), discussed herein under "Report of Compensation Committee -- $1 Million
                                                                Deduction Cap."

            INDIVIDUAL TAX CONSULTATION. In addition to the federal income tax consequences described above, the acquisition, ownership or disposition of an
          Option or shares acquired upon the exercise of an Option may have tax consequences under various state or foreign laws that may be applicable to certain optionees. Since these tax consequences, as well as the federal income tax consequences described above, may vary from optionee to optionee depending upon the particular facts and circumstances involved, each optionee should consult such optionee's own tax advisor with respect to the federal income tax consequences of the grant or exercise of an Option, and also with respect to any tax consequences under applicable state or foreign law.

                                                         RESTRICTIONS ON RESALE

      Shares of Common Stock acquired upon exercise of Options may be sold only in compliance with the registration requirements of the Securities Act and applicable state securities laws.  The Company intends to file with the SEC an amendment to the Registration Statement on Form S-8 under which it has registered under the Securities Act the offer and sale of the shares of Common
      Stock reserved under the 1993 Stock Option Plan to include the additional shares authorized by this amendment to the 1993 Stock Option Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE AND ADOPT THE ABOVE-DESCRIBED AMENDMENT TO THE 1993 STOCK OPTION PLAN.



 DCC13F48 15467-6

             PROPOSAL TO APPROVE SECOND AMENDMENT TO THE 1993 STOCK OPTION PLAN
                                                                   (PROPOSAL 3)

               On February 29, 1996, the board of directors adopted, subject to stockholder approval, an amendment to the 1993 Stock Option Plan to (i)
      provide that all options held by an employee granted under the 1993 Stock Option Plan will vest upon the death of such employee and (ii) provide that the exercise period of all options granted under the 1993 Stock Option Plan will be twenty-four (24) months following the death or termination of an employee. The material features of the 1993 Stock Option Plan are discussed elsewhere in this Proxy Statement under the caption "Proposal to Approve First
                                      Amendment to the 1993 Stock Option Plan."


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE AND ADOPT THE ABOVE-DESCRIBED AMENDMENT TO THE 1993 STOCK OPTION PLAN.



 DCC13F48 15467-6

             PROPOSAL TO APPROVE AN AMENDMENT TO THE 1993 DIRECTORS
                               STOCK OPTION PLAN
                             (Proposal 4)

     On February 29, 1996, the board of directors adopted, subject to stockholder approval, an amendment to the 1993 Directors Stock Option Plan to increase the number of shares reserved for issuance upon exercise of options granted pursuant to the 1993 Directors Stock Option Plan from 150,000 to 270,000. The Company has issued options to purchase 90,000 shares pursuant to the 1993 Directors Stock Option Plan. The material features of the 1993 Directors Stock Option Plan are discussed below.

 GENERAL

     The purpose of the 1993 Directors Stock Option Plan is to attract and retain directors of the Company and to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company. In furtherance of this purpose, the 1993 Directors Stock Option Plan authorized the granting of nonstatutory stock options ("Director Options") to directors of the Company who are not and have not been employees of the Company or any affiliated corporations except Cairn PLC. The 1993 Directors Stock Option Plan authorizes the granting of nonstatutory stock options to directors of the Company who are not and have not been (i) employees of the Company or any affiliated corporations or (ii) an employee, officer or director of Cairn PLC or an affiliate thereof or
  Phemus or an affiliate thereof (a "Non-Employee Director"). The 1993 Directors Stock Option Plan was amended, effective as of May 24, 1995, in order to exclude any person who is an employee, officer or director of Cairn PLC or an affiliate thereof or Phemus or an affiliate thereof from the class of persons eligible to receive options thereunder. Such amendment was requested by Phemus to allow directors of the Company who served in such capacity as a representative of a principle stockholder to participate in a stock option plan that would permit the assignment of options granted thereunder to such principle stockholder. See "Election of Directors-Separate Phemus Stock Option Plan" and "Election of Directors-Separate PLC Stock Option Plan."

     Stockholder approval of material amendments to the 1993 Directors Stock Option Plan, including an increase in the aggregate number of shares of Common Stock that may be issued (except adjustments to prevent dilution), is required as a condition of Rule 16b-3.

     The amendment to the 1993 Directors Stock Option Plan will increase the number of shares reserved for issuance upon the exercise of Director Options by 120,000 shares. Following the amendments, a total of 270,000 shares of Common Stock (subject to adjustment as described below) will be reserved for issuance upon the exercise of Director Options. On April 1, 1996, the closing price for a share of Common Stock on the Nasdaq National Market was $11.50.




 DCC13F48 15467-6

 ADMINISTRATION

     The Compensation Committee administers the 1993 Directors Stock Option Plan (see "Report of Compensation Committee"). The Compensation Committee
 currently consists of four members of the board of directors (and shall not consist of fewer than two members), all of whom are "disinterested persons." For purposes of the 1993 Directors Stock Option Plan, a disinterested person is generally one who, during the one-year period preceding his service as an administrator of the 1993 Directors Stock Option Plan and during such service, was not granted or awarded stock, stock options, stock appreciation rights or other awards pursuant to the 1993 Stock Option Plan or any other plan of the
  Company or its affiliates, with certain exceptions. One such exception is that a "disinterested person" who is an administrator of the 1993 Directors Stock Option Plan may receive formula awards under another plan of the Company if the administrators of such other plan do not use discretion in determining the amounts or terms of options awarded under such plan. The members of the
  Compensation Committee are eligible to receive options under the 1993 Directors Stock Option Plan; however, grants of options under that Plan are automatic and based on a set formula and, therefore, are intended not to disqualify Compensation Committee members who receive options under the 1993 Directors Stock Option Plan from being disinterested persons under Rule 16b-3.

 GRANTS AND TERMS OF DIRECTOR OPTIONS

     GRANTS OF DIRECTOR OPTIONS. On the date a Non-Employee Director begins each term he serves as a member of the board of directors (typically the date of each annual meeting of stockholders of the Company at which directors are elected), such director shall receive a Director Option exercisable for 10,000 shares of Common Stock.

     Each Director Option shall be evidenced by a Director Option Agreement that may contain any term deemed necessary or desirable by the Committee; PROVIDED such terms are not inconsistent with the 1993 Directors Stock Option Plan or applicable law.

     Director Options granted to nonemployee directors are in addition to regular director's fees. Neither the 1993 Directors Stock Option Plan nor any
  Director Option confers any right to continue to serve as a director of the Company or any affiliated corporation of the Company.

     Shares of Common Stock to be issued upon the exercise of Director Options granted under the 1993 Directors Stock Option Plan may be either shares held in the Company's treasury or from authorized but unissued shares. If any Director Option or any part of such Director Option, expires, terminates, or is canceled or surrendered as to any shares, for any reason without having been exercised in full, the shares allocable to the unexercised portion of such Director Option may again be subject to the grant of Director Options under the 1993 Directors Stock Option Plan.

     EXERCISE PRICE. The exercise price per share for a Director Option shall be the fair market value of the Common Stock on the date of the grant.

     EXERCISE OF DIRECTOR OPTIONS AND PAYMENT. Each Director Option is first fully exercisable six months after its date of grant. However, in no event shall a Director Option be exercisable more than five (5) years after the date of grant.

     A Director Option may be exercised by written notice to the Company. Such written notice shall be in accordance with the terms of such Director Option, and must be accompanied by payment of the full exercise price for the shares the optionee chooses to exercise. In addition, arrangements must be made that are satisfactory to the Committee in its sole discretion for the Director optionee's payment to the Company of the amount that the Committee determines to be necessary for the Company or an affiliated corporation of the Company to withhold in accordance with applicable federal or state income tax withholding requirements. The exercise price of any shares of Common Stock purchased under a Director Option shall be paid solely in cash, certified or cashier's check or wire transfer of immediately available funds.

     TERMINATION OF DIRECTOR OPTION. Unless otherwise provided in any Director Option, generally the unexercised portion of a Director Option shall not terminate after the holder ceases to be a Nonemployee Director; provided that in any case, the unexercised portion of a Director's Option will automatically terminate on the fifth anniversary of such Director Option's date of grant.

     ADJUSTMENTS AND REORGANIZATION. To prevent dilution of the rights of a holder of a Director Option, in certain instances such as stock splits, stock dividends or other recapitalizations or reorganizations of the Company, the Committee shall make appropriate adjustments to the number of shares reserved under the 1993 Directors Stock Option Plan and the number of shares subject to, and exercise price of, each outstanding Director Option.

     Generally, in the event of a dissolution or liquidation of the Company, a material merger or consolidation of the Company in which the Company does not survive, or a stockholder other than Cairn PLC becomes the owner of 50% or more of the total combined voting power of all classes of the Company's stock, a holder shall be entitled to receive, upon the exercise of such Directors Option, with respect to each share of Stock (i) the number of shares of stock of the surviving corporation (or equity interest in any other entity) and (ii) any other notes, evidences of indebtedness or other property that such holder would have received in connection with such transaction had he exercised such Directors Option with respect to such shares of stock immediately prior to the record date or the effective date of such transaction.

     TRANSFERABILITY. No Director Option is assignable or otherwise transferable, except by will, the laws of descent and distribution, or pursuant to a qualified domestic relations order. Director Options may be exercised solely by the optionee during his lifetime or after his death by the personal representative of his estate or the persons entitled thereto under his will, under the laws of descent and distribution or pursuant to such qualified domestic relations order.

 TERMINATION OF 1993 DIRECTORS STOCK OPTION PLAN

     The 1993 Directors Stock Option Plan will terminate on the fifth anniversary of the date the stockholders adopted the plan. Any Director Options outstanding on such date will remain outstanding until they have either expired or have been exercised.

 AMENDMENTS

     The board of directors may at any time terminate or from time to time amend or suspend the 1993 Directors Stock Option Plan. Subject to changes in the law or other legal requirements, including any changes in the provisions of Rule 16b-3, that would permit otherwise, the 1993 Directors Stock Option Plan may not be amended without the approval of the stockholders to increase the aggregate number of shares of Common Stock that may be issued under the 1993 Directors Stock Option Plan (except adjustments to prevent dilution, as discussed above), increase the maximum period during which Options may be exercised or extend the effective period of the 1993 Directors Stock Option Plan. No amendment or termination of the 1993 Directors Stock Option Plan may, without an optionee's consent, alter or impair, other than as provided in the  1993  Directors  Stock  Option Plan or the  optionee's  Director  Option
  Agreement, any of the rights or obligations under any Director Option previously granted to such optionee under the 1993 Directors Stock Option Plan. Additionally, the 1993 Directors Stock Option Plan may not be amended more than once every six months except to comport with changes in the Code, the Employee Retirement Income Security Act, as amended, or the rules under either.

 FEDERAL INCOME TAX CONSEQUENCES

     The federal tax information set forth below is based upon present federal income tax laws and thus is subject to change when laws change. Moreover, this summary of tax consequences attempts to paraphrase only the general rules and is not intended to be a complete description of all tax effects from participation in the 1993 Directors Stock Option Plan.

     GRANT OF  OPTIONS.   The  grant of a Director Option will not be a taxable
 event to the recipient optionee.

     EXERCISE OF DIRECTOR OPTION. Generally, upon the exercise of a Director Option, an optionee will recognize ordinary income at the time of the exercise in the amount equal to the excess of the fair market value of the shares of
  Common Stock received over the exercise price of the Director Option. The taxable income recognized upon exercise of a Director Option will be treated as compensation income.

     When Common Stock received upon exercise of a Director Option subsequently is sold or exchanged in a taxable transaction, the holder thereof generally will recognize capital gain (or loss) in the amount by which the amount realized exceeds (or is less than) the fair market value of the Common Stock that was included in income in connection with the exercise; the character of such gain or loss as long-term or short-term capital gain or loss will depend upon the holding period of the shares following exercise.

     TAX CONSEQUENCES TO THE COMPANY. The Company will not be entitled to a deduction for federal income tax purposes for the granting of any Director
 Option. The Company generally will be entitled to a deduction for federal income tax purposes when an optionee exercises a Director Option, in the same amount as the ordinary income realized by the optionee. All such deductions are subject to the usual rules regarding the reasonableness of compensation and certain limitations under Section 162(m), discussed herein under "Report of Compensation Committee -- $1 Million Deduction Cap."

     INDIVIDUAL TAX CONSULTATION. In addition to the federal income tax consequences described above, the acquisition, ownership or disposition of a
 Director Option or shares acquired upon the exercise of a Director Option may have tax consequences under various state or foreign laws that may be applicable to certain optionees. Since these tax consequences, as well as the federal income tax consequences described above, may vary from optionee to optionee depending upon the particular facts and circumstances involved, each optionee should consult such optionee's own tax advisor with respect to the federal income tax consequences of the grant or exercise of an Option, and also with respect to any tax consequences under applicable state or foreign law.

 RESTRICTIONS ON RESALE

     Shares of Common Stock acquired upon exercise of Director Options may be sold only in compliance with the registration requirements of the Securities Act and applicable state securities laws. The Company intends to file with the SEC an amendment to the Registration Statement on Form S-8 under which it has registered under the Securities Act the offer and sale of the shares of
  Common Stock reserved under the 1993 Directors Stock Option Plan to include the additional shares authorized by this amendment to the 1993 Directors Stock Option Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE AND ADOPT THE AMENDMENT TO THE 1993 DIRECTORS STOCK OPTION PLAN.

                            OTHER BUSINESS
                             (Proposal 5)

     The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the
 Annual  Meeting,  the  persons  named  in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless they are directed by the proxy to do otherwise.


           RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's independent public accountants for the fiscal year ended December 31, 1995, were, and for the fiscal year ending December 31, 1996 will be, the firm of Ernst & Young LLP. It is expected that one or more representatives of such firm will attend the Annual Meeting and be available to respond to any questions. Such representatives will be given an opportunity to make statements at the Annual Meeting, if they so desire, and are expected to be available to respond to appropriate questions.





 DCC13F48 15467-6

                     DATE FOR RECEIPT OF PROPOSALS

     Stockholder proposals to be included in the proxy statement for the 1997 Annual Meeting must be received by the Company no later than December 10,
 1996.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 SUSAN H. RADER
                                 SECRETARY

 April 8, 1996
 Dallas, Texas


 IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO
  DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.





 DCC13F48 15467-6

                                     PROXY

                             CAIRN ENERGY USA, INC.
                              8235 DOUGLAS AVENUE
                                   SUITE 1221
                              DALLAS, TEXAS 75225


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned hereby appoints Michael R. Gilbert and J. Munro M. Sutherland, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of the common stock of Cairn Energy USA, Inc. (the "Company"), held of record by the undersigned on April 1, 1996, at the Annual Meeting of Stockholders of the Company to be held on May 22, 1996, and any adjournment(s) thereof.

        THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER
  PROPOSAL 1, FOR THE APPROVAL AND ADOPTION OF THE AMENDMENT TO THE 1993 STOCK OPTION PLAN UNDER PROPOSAL 2, FOR THE APPROVAL AND ADOPTION OF THE AMENDMENT TO THE 1993 STOCK OPTION PLAN UNDER PROPOSAL 3, FOR THE APPROVAL AND ADOPTION OF THE AMENDMENT TO THE 1993 DIRECTORS STOCK OPTION PLAN UNDER PROPOSAL 4, AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN PROPOSAL 5.


      1. PROPOSAL TO ELECT THE FOLLOWING PERSONS AS DIRECTORS OF THE COMPANY TO HOLD OFFICE UNTIL THE NEXT ANNUAL ELECTION OF DIRECTORS BY STOCKHOLDERS OR UNTIL THEIR SUCCESSORS SHALL HAVE BEEN DULY ELECTED AND SHALL HAVE QUALIFIED.

                  FOR all nominees listed (except as marked to the contrary)

                  WITHHOLD AUTHORITY to vote for all nominees listed

      Michael R. Gilbert      Jack O. Nutter, II      John C. Halsted
      J. Munro M. Sutherland  James M. Alexander      Robert P. Murphy
      R. Daniel Robins        Thomas R. Hix

      (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)



      2. PROPOSAL TO APPROVE AND ADOPT THE AMENDMENT TO THE 1993 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UPON
 EXERCISE OF OPTIONS GRANTED THEREUNDER.

                         FOR          AGAINST     ABSTAIN

      3. PROPOSAL TO APPROVE AND ADOPT THE AMENDMENT TO THE 1993 STOCK OPTION PLAN TO AMEND CERTAIN PROVISIONS REGARDING THE EXERCISABILITY OF
 OPTIONS.

                         FOR          AGAINST     ABSTAIN

      4. PROPOSAL TO APPROVE AND ADOPT THE AMENDMENT TO THE 1993 DIRECTORS STOCK OPTION PLAN.

                         FOR          AGAINST     ABSTAIN
      5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                         FOR          AGAINST     ABSTAIN

                                    Dated:  ________________, 1996


                                    Signature


                                    Signature, If Held Jointly

                                    Please  execute  this  proxy  as  your name
                                    appears  hereon.   When shares are held  by
                                    joint  tenants,  both  should  sign.   When
                                    signing     as     attorney,      executor,
                                    administrator, trustee or guardian,  please
                                    give full title as such.  If a corporation,
                                    please  sign in full corporate name by  the
                                    president  or other authorized officer.  If
                                    a partnership,  please  sign in partnership
                                    name  by authorized person.   PLEASE  MARK,
                                    SIGN, DATE  AND  RETURN THIS PROXY PROMPTLY
                                    USING THE ENCLOSED ENVELOPE.



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